AFL-CIO Housing Investment Trust CONSTRUCTION JOBS INITIATIVE

101 POLK, SAN FRANCISCO, CA, 451 JOBS * 2101 SOUTH MICHIGAN APARTMENTS, CHICAGO, IL, 247 JOBS * 225 CENTRE STREET, BOSTON, MA, 261 JOBS * 33 BOND STREET, BROOKLYN, NY, 166 JOBS * 333 ON THE PARK, ST. PAUL, MN, 191 JOBS * 606 WEST 57TH STREET, MANHATTAN, NY, 354 JOBS * AMALGAMATED WARBASSE HOUSES, BROOKLYN, NY, 229 JOBS * APPLEWOOD POINTE OF BLOOMINGTON AT SOUTHTOWN, BLOOMINGTON, MN, 113 JOBS * APPLEWOOD POINTE OF ROSEVILLE AT LANGTON LAKE, ROSEVILLE, MN, 60 JOBS * ARC LIGHT APARTMENTS, SAN FRANCISCO, CA, 439 JOBS * BLACKSTONE APARTMENTS, BOSTON, MA, 70 JOBS * BRONZEVILLE SENIOR APARTMENTS, CHICAGO, IL, 112 JOBS * CARING HEALTH CENTER, SPRINGFIELD, MA, 130 JOBS * CASA DEL PUEBLO, SAN JOSE, CA, 255 JOBS * CHARLESVIEW APARTMENTS, BOSTON, MA, 746 JOBS * CHERRY STREET LOFTS, BRIDGEPORT, CT, 234 JOBS * COOPER CANCER INSTITUTE, CAMDEN, NJ, 412 JOBS * COQUILLE VALLEY HOSPITAL, COQUILLE, OR, 213 JOBS * COUNCIL TOWER SENIOR APARTMENTS, ST. LOUIS, MO, 228, JOBS * CUNY GRADUATE CENTER HOUSING, MANHATTAN, NY, 150 JOBS * DOUGLASS PARK, MANHATTAN, 90 Projects • 39 Cities • 23,900 Jobs
NY, 175 JOBS * DUDLEY MUNICIPAL CENTER, BOSTON, MA, 600 JOBS * ELECTCHESTER HOUSING COMPANIES, QUEENS, NY, 175 JOBS * ELIZABETH SETON PEDIATRIC CENTER, YONKERS, NY, 781 JOBS * ELIZABETH SETON PEDIATRIC CENTER II, YONKERS, NY, 105 JOBS * ELLIPSE ON EXCELSIOR, ST. LOUIS PARK, MN, 186 JOBS * EVANSTON SENIOR REDEVELOPMENT, EVANSTON, IL, 140 JOBS * FIVE 15 ON THE PARK, MINNEAPOLIS, MN, 256 JOBS * FLO CO FUSION, MINNEAPOLIS, MN, 88 JOBS * FRANKLIN PARK APARTMENTS, BOSTON, MA, 224 JOBS * FRANKLIN SQUARE APARTMENTS, BOSTON, MA, 78 JOBS * GABILAN PLAZA PHASE I & II APARTMENTS, SALINAS, CA, 226 JOBS * GATEWAY NORTH, LYNN, MA, 128 JOBS, GEORGETOWNE HOMES ONE, BOSTON, MA, 395 JOBS * GEORGETOWNE HOMES TWO, BOSTON, MA, 248 JOBS * HALSEY STREET TEACHERS VILLAGE A, NEWARK, NJ, 316 JOBS * HALSEY STREET TEACHERS VILLAGE B, NEWARK, NJ, 97 JOBS * HARRY SILVER HOUSING CORPORATION, BROOKLYN, NY, 15 JOBS * HAZEL WINTHROP APARTMENTS, CHICAGO, IL, 38 JOBS * HOLY INFANT & ST. JOSEPH APARTMENTS, SHREWSBURY, MO, 91 JOBS * HUNTER'S POINT SOUTH - BUILDING A, QUEENS, NY, 195 JOBS * INVER GLEN SENIOR HOUSING, INVER GROVE HEIGHTS, MN, 92 JOBS continued on inside back cover

CONSTRUCTION JOBS INITIATIVE
The AFL-CIO Housing Investment Trust (HIT), an early adopter of socially responsible investment, has been a leader in union job creation for more than 30 years. With its strong history in the labor movement and close ties to the trades, the HIT is able to use union pension capital to respond to the needs of the working women and men it serves. By providing financial expertise with the collateral benefits of union job creation and quality affordable housing, the HIT is responsive to the priorities of its investors and the communities where they live. The Construction Jobs Initiative (CJI) exemplifies the impact of this strategy in delivering retirement security and collateral benefits to its investors. The CJI began in 2009 in response to the dramatic increase in construction unemployment resulting from the Great Recession and served as a catalyst for HIT’s investment in 90 projects in eight years – nearly a project a month – and the creation of approximately 23,900 union construction jobs. In doing so, the HIT invested more than $2 billion of its capital, generating significant yield for its portfolio, and producing a total economic impact estimated at over $8 billion. We thank our investors who showed confidence in the HIT during the CJI with $2.3 billion in new capital contributions. As we move forward with new targeted investment initiatives, we will continue to provide HIT investors with competitive returns, collateral benefits, and disciplined risk management across market environments.
Chief Executive Officer

Impacts of 90 Projects in 39 Cities $2.3B 67% $2.3B 100 CAPITAL RAISED NET ASSET GROWTH HIT CAPITAL INVESTED NEW INVESTORS $5.3B 23,900 28,552 84% TOTAL DEVELOPMENT ON-SITE UNION HOUSING UNITS AFFORDABLE & INVESTMENT CONSTRUCTION JOBS   WORKFORCE HOUSING  $8.1B $3.3B 27,000 $1.1B TOTAL ECONOMIC IMPACT TOTAL WAGES & BENEFITS JOBS IN OTHER TAX REVENUE INDUSTRIES All impact numbers in this report including jobs, wages & bene_ts, and other economic impacts are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model based on HIT project data and secondary source materials. Impacts include projects _nanced by HIT subsidiary Building America CDE, Inc. and are in 2016 dollars.

"The HIT stands out as a leader in creating union construction jobs. With that record it can be a prudent choice for union pension investors."

—**Sean McGarvey**, President, North America's Building Trades Unions; HIT Trustee



"The HIT stepped up to provide good jobs for union construction workers when they were most needed. We salute the HIT in creating thousands of jobs for our members over the past eight years."

—**Terry O'Sullivan**, General President, Laborers International Union of North America



"We strongly support the HIT's strategy of converting union pension fund capital into union construction jobs. We want the HIT to grow stronger and stronger, because, as it grows, so does the labor movement."

—**Lonnie Stephenson**, International President, IBEW



Paseo Verde, Philadelphia



The Moderne, Milwaukee



Coquille Valley Hospital, Coquille, OR



"This is truly putting our money where our values are – using our pension capital to support living-wage jobs."

—**Richard L. Trumka**, President, AFL-CIO; HIT Trustee



"We are pleased to support the HIT in its efforts to increase the number of building trades' jobs. By adding to construction hours for union members, workers incomes and pension plan contributions both increase."

—**James Boland**, President, Bricklayers and Allied Craftworkers International Union; HIT Trustee



"We are proud to promote union construction through our investments in the HIT. These union-built projects create jobs for our members, needed affordable housing, and add value to our communities."

—**Kenneth Rigmaiden**, General President, International Union of Painters and Allied Trades; HIT Trustee

3

Impacts

$458M	HIT INVESTMENT
$1.1B	TOTAL DEVELOPMENT
12	PROJECTS
3,330	UNION CONSTRUCTION JOBS
4,300	OTHER COMMUNITY JOBS
2,169	HOUSING UNITS
$1.5B	TOTAL ECONOMIC IMPACT
$530M	TOTAL WAGES & BENEFITS
$242M	CONSTRUCTION WAGES & BENEFITS



"I was in shelters [before moving to Franklin Park]. I have asthma and two kids. I like the apartment… I love that we have a park in front."

—**Glenda Morales**, Franklin Park resident

BOSTON



$10M HIT Investment
$5.5M Building America
New Markets Tax Credits
$53M TDC
103 Housing Units
260 Union Jobs

225 Centre Street

Rebuilding a Lost Community

Over four decades ago, an ill-fated highway expansion project bulldozed homes and businesses in Jamaica Plain's Jackson Square, disrupting a closely knit neighborhood and leaving much of it as vacant or underutilized land. In 1995, a consortium of community groups working closely with city and state officials began planning the comprehensive redevelopment of Jackson Square. A master plan was later developed to return Jackson Square to a vibrant, sustainable, mixed-use area that effectively links the Jamaica Plain and Roxbury neighborhoods by replacing a number of existing vacant and underutilized parcels in the area surrounding the MBTA station. The plan includes over 400 units of housing, retail and office space, and community facilities.

225 Centre Street was the first project built under the plan. In addition to HIT financing, its subsidiary Building America CDE, Inc. allocated $5.5 million in New Markets Tax Credits. The project provides 103 rental units, with 35 affordable to households with incomes below 60% of area median income as well as commercial space. The construction created an estimated 260 union construction jobs.

As part of the master plan, another mixed-use project has been completed and a housing project is under construction, helping to realize the vision articulated by the community over 20 years ago.



"The staff at the HIT has been absolutely incredible working with us, not just in Boston, but in the state of Massachusetts, and it's been very, very helpful."

—**Martin Walsh**, Mayor of Boston



Charlesview Apartments

4

Charlesview Apartments “ e sta_ at the HIT has been absolutely incredible working with us, not just in Boston, but in the state of Massachusetts, and it's been very, very helpful.” — Martin Walsh, Mayor of Boston
“ e HIT is providing much-needed capital to renovate and preserve two of the most signi_cant public housing developments in Boston… help[ing] not only to completely transform entire neighborhoods but also to create good jobs for hundreds of union workers thereby providing a healthy boost to the local economy.’’ —Thomas R. Gleason, then MassHousing Executive Director referring to Washington Beech & Old Colony Washington Beech $60M HIT Investment | $118M TDC | 245 Housing Units | 575 Union Jobs Old Colony Bringing New Life to a Low-Income Neighborhood Old Colony, with its more than 800 public housing units, was one of the Boston Housing Authority’s (BHA) largest and most distressed properties. e de_ciencies of the property were far too severe and numerous to be addressed through rehabilitation and the physical condition of Old Colony compromised the health, safety and well-being of the residents. Situated on a 16-acre site, the complex has been a major a_ordable housing resource for community residents for over 70 years. A comprehensive redevelopment plan by the BHA and MassHousing in conjunction with the developer, Beacon Communities, replaced outdated and deteriorated super blocks of red brick buildings with new residential units in a variety of housing styles that integrate more smoothly into the surrounding South Boston neighborhood. e redevelopment of the project created an estimated 575 union construction jobs. In an e_ort to invoke a sense of community among the diverse population, the redevelopment plan included the Joseph M. Tierney Learning Center, a community center that provides Head Start and daycare programs. All of the 245 apartments were designed to be a_ordable to residents earning no more than 60% of area median income, allowing residents to remain in their community. e success of this redevelopment and the turnaround of the neighborhood have led the BHA to solicit proposals for redeveloping the adjacent Mary Ellen McCormack public housing project.

Impacts

$684M	HIT INVESTMENT
$1.4B	TOTAL DEVELOPMENT
18	PROJECTS
4,640	UNION CONSTRUCTION JOBS
4,740	OTHER COMMUNITY JOBS
15,831	HOUSING UNITS
$1.6B	TOTAL ECONOMIC IMPACT
$667M	TOTAL WAGES & BENEFITS
$339M	CONSTRUCTION WAGES & BENEFITS



"I love my trade. I love coming to work. You learn something every day."

—**Alfredo Longsworth**, UA Local 1, CUNY Grad Center

NEW YORK CITY



$49M HIT Investment
$49M TDC
2,399 Housing Units
175 Union Jobs

Electchester

Commitment to Union-Built Housing

The Joint Industry Board of the Electrical Industry (JIB), a long-time participant in the HIT, developed Electchester Housing Companies more than 50 years ago for members of Local 3 of the International Brotherhood of Electrical Workers (IBEW). Visionary IBEW leader Harry Van Arsdale, Jr., the first president of the New York City Central Labor Council and one-time IBEW Treasurer, worked with the JIB to purchase the site, a 103-acre former golf course in Flushing, Queens. Electchester was built with 100% union labor, creating jobs to address the building trades' high post-war unemployment.
The HIT made short-term direct loans to the five cooperatives that make up Electchester for capital improvements and to restructure existing financing. The rehabilitation work at the 38-building project generated an estimated 175 union construction jobs. Electchester, which today is still predominately occupied by residents with IBEW ties, is symbolic of the HIT's commitment to helping to breath new life into union-built affordable housing in New York City and around the country.



"We can use the power of our pension capital, not only to put our members to work … but to have an environment where they can live affordably in good units and stable communities."

—**Gary LaBarbera**, President, Greater New York B.C.T.C.

6

Douglass Park

New Apartments for the Harlem Renaissance

Named after the 19th century abolitionist and reformer Frederick Douglass, Douglass Park is the affordable component of a larger redevelopment plan to produce affordable and workforce housing in three mixed-use buildings in Manhattan's historic Harlem neighborhood. The project helped support New York City's revitalization plan as it helped meet the city's critical need for affordable housing following the Great Recession.

Because of the depressed credit markets in early 2009, the developer had been unable to find many investors interested in purchasing fixed-rate tax-exempt bonds, which the New York City Housing Development Corporation (HDC) required for financing the project's affordable component. The HIT worked with HDC, the New York City Preservation Department, and the developer to structure the financing, thereby ensuring that the entire three-building development would be built. The HIT purchased bonds issued by HDC under its Low-Income Affordable Marketplace Program (LAMP). The HIT also purchased HDC bonds under LAMP to help finance the construction of The Dempsey, a nearby $26 million apartment building. These projects together created an estimated 315 union construction jobs.


The Dempsey



"The location is unbeatable; there is a senior center, playgrounds for kids and families… It is a very safe and secure place to live."

—**Ashton Spann,** Penn South resident


Douglass Park

$10M HIT Investment
$31M TDC
70 Housing Units
175 Union Jobs



"One of the most critical issues facing working families in New York City is affordable housing. I commend HIT's commitment to addressing the lack of affordable housing in our City."

—**Letitia James,** Public Advocate, Office of the New York City Public Advocate



"We're looking forward to more jobs like this in the future, you know, to clear the bench."

—**Desiree Trippett,** IBEW Local 3, The Dempsey (2009)

7

Impacts

$246M	HIT INVESTMENT
$471M	TOTAL DEVELOPMENT
8	PROJECTS
3,000	UNION CONSTRUCTION JOBS
3,590	OTHER COMMUNITY JOBS
1,648	HOUSING UNITS
$893M	TOTAL ECONOMIC IMPACT
$401M	TOTAL WAGES & BENEFITS
$183M	CONSTRUCTION WAGES & BENEFITS



"This job means a lot to me. Without it going, I know that there would be a lot of people out of work. Plus it revitalizes downtown so it's nice to be part of such a huge project."

—**Chris Flemming**, Laborers Local 42 St. Louis, The Laurel

ST. LOUIS

Downtown Redevelopment

Looking to the Future and Being the Best

The HIT helped St. Louis realize its plans for a much-needed half billion dollar redevelopment of the central business district by providing financing for two cornerstones of that plan. In 2010, the HIT invested $108 million to help finance the adaptive re-use of both The Park Pacific and The Laurel, keystone projects in the city's largest investment in revitalization in three decades. Together these projects, with total development investment of $273 million, supplied 435 housing units, over 60,000 square feet of retail space, a hotel, office space, and indoor parking. On-site construction at both projects created an estimated 2,100 jobs for members of the local building trades unions.

Both projects helped preserve important parts of St. Louis' past. The Park Pacific project was the redevelopment of a historic landmark, the former Missouri Pacific/Union Pacific building as a mixed-use residential development. The Laurel involved the adaptive re-use of another historic landmark, the former Dillard's department store. The Park Pacific and The Laurel are close to the redevelopment of the St. Louis Center and One City Center, other components of the renewal effort. Since the completion of these projects, the once vibrant neighborhood has been brought back to life.



Park Pacific

$63M HIT Investment
$98M TDC
230 Housing Units
750 Union Jobs



The Laurel

$45M HIT Investment
$175M TDC
205 Housing Units
1,340 Union Jobs

8

Senior Housing Rehabilitation

Keeping Quality Housing Affordable

Three housing developments for low-income residents aged 62 or older were in disrepair and in need of major rehabilitation to maintain affordability, enhance livability, and make them more energy efficient. With the help of HIT financing, housing for these seniors, which is sponsored by Cardinal Ritter Senior Services, an affiliate of the Archdiocese of St. Louis Catholic Charities, was preserved and upgraded in St. Louis County, just outside of the city.


Holy Infant & St. Joseph Apartments

$7M HIT Investment
$13M TDC
157 Housing Units
90 Union Jobs


St. John Neumann

$5M HIT Investment
$8M TDC
100 Housing Units
40 Union Jobs

The HIT refinanced existing debt and provided funds for renovations. The $13 million Holy Infant and St. Joseph Apartments project in Shrewsbury is keeping the 157 housing units affordable for low-income seniors for an additional 20 years. The $8 million St. John Neumann Apartments project in Jennings provided capital to renovate existing units and construct new units, while keeping all 100 units affordable to residents earning at or below 50% of the area median income for an additional 20 years. Together, these projects created an estimated 130 union construction jobs.



"(Before this) we were really slow. They went ... from 50 or 60 to like 15 of us. So this job has really helped put a lot of our plumbers back to work."

—**Steve Sullivan**, Plumbers and Pipefitters 562, St. Louis (2010)


Heights at Manhasssett

"We appreciate the HIT's ongoing support of union construction for multifamily and senior housing projects in the St. Louis metro area and recognize the benefits provided to the workers and the community."

—**John Stiffler**, Executive Secretary - Treasurer, St. Louis B.C.T.C.



"We appreciate all that the AFL-CIO Housing Investment Trust is doing as a partner to create jobs in this tough economy and make St. Louis a better place to live and work."

—**Francis G. Slay**, St. Louis Mayor

9

Impacts

$157M HIT INVESTMENT

$513M TOTAL DEVELOPMENT

13 PROJECTS

2,660 UNION CONSTRUCTION JOBS

2,500 OTHER COMMUNITY JOBS

2,504 HOUSING UNITS

$775M TOTAL ECONOMIC IMPACT

$298M TOTAL WAGES & BENEFITS

$159M CONSTRUCTION WAGES & BENEFITS

CHICAGO

Lawndale Terrace and Plaza Court Apartments

Improving the Quality of Life for Low-Income Families

Built in the early 1980s, these aging Section 8 properties, consisting of 19 buildings occupying multiple sites in the North Lawndale community, were badly in need of renovation. North Lawndale is one of the historic communities that the City of Chicago has targeted for redevelopment and revitalization assistance. With all 198 units at Lawndale Terrace and Plaza Court Apartments designated as affordable, the $19 million of renovation work substantially improved the quality of life for low-income families. Lawndale Terrace consists of a 13-story tower and six townhouse buildings with 150 units, while Plaza Court has 12 two-story buildings with 48 townhouse style units. The rehabilitation created an estimated 145 jobs for members of the local building trades.


CUBS

"We appreciate HIT's commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community."

—**Michael Macellaio**, Secretary – Treasurer, Chicago and Cook County B.C.T.C.


Lawndale Terrace
Financing Provided by
AFL-CIO
Housing Investment Trust
PROMOTING HOUSING & JOBS IN CHICAGO

$12M HIT Investment
$19M TDC

198 Housing Units
145 Union Jobs

10

$16M HIT Investment
$31M TDC

180 Housing Units
145 Union Jobs

Paul G. Stewart Phase III

Revitalizing Housing for Low-Income Seniors

Built in 1976 as a part of the six-phase Paul G. Stewart residential campus, the aging 20-story, 180-unit residential tower is getting major repairs that will bring renovated affordable housing to seniors in Chicago's South Side Bronzeville community. The project sponsor and operating entity is Peoples Consumer Co-Operative (PCC), an Illinois not-for-profit corporation that was organized in 1937 as a cooperative buying club for African-Americans to purchase quality goods and services. The complex is named after Paul G. Stewart, one of the founders of PCC who was also the second African-American to become a Certified Public Accountant in Illinois.

The HIT helped finance the substantial rehabilitation of Phase III and also provided financing in 2007 for the renovation of Phases I and II. The repair work on Phase III created approximately 145 union construction jobs.



"Building union means you have men and women who take pride in their work. Because of union benefits, … I can provide a better life for my wife and children. Being a union man has set the foundation for my family."

—**Charlie Williams**, Laborers Local 6, Kenmore Plaza

"Investing in projects like the Kenmore Plaza highlights the HIT's dedication to neighborhood development, but more importantly their commitment … that job creation remains to be a top priority across the country."

—**Kurt Summers**, Chicago Treasurer



Kenmore Plaza



2101 South Michigan

11

Impacts

$334M	HIT INVESTMENT
$593M	TOTAL DEVELOPMENT
14	PROJECTS
2,970	UNION CONSTRUCTION JOBS
3,890	OTHER COMMUNITY JOBS
3,478	HOUSING UNITS
$1.0B	TOTAL ECONOMIC IMPACT
$384M	TOTAL WAGES & BENEFITS
$179M	CONSTRUCTION WAGES & BENEFITS

"Using union members' pension funds to finance projects like Five15 on the Park makes sense. The project provides good paying jobs with wages and benefits so it supports workers and the local economy."

—**Dan McConnell**, Business Manager, Minneapolis B.C.T.C.

MINNEAPOLIS



$50M HIT Investment
$123M TDC
1,303 Housing Units
880 Union Jobs



Five15 on the Park

Riverside Plaza

Renewing an Iconic Affordable Housing Complex

Designed by the Modernist architect Ralph Rapson, Riverside Plaza was one of the first urban renewal projects completed as part of a federal campaign to integrate diverse socioeconomic groups into densely populated self-sustaining communities. The six-building complex, which opened in 1973, is located in the Cedar-Riverside neighborhood on the edge of downtown Minneapolis. It is highly visible with one of the tallest structures outside the central business district, and national television audiences knew its exterior as the fictional residence of Mary Richards on the Mary Tyler Moore show. It has been a major source of affordable housing and has been home to many new immigrants. Of its 1,303 units, 90% are affordable to low- and moderate-income residents.

By 2010, the aging complex required substantial rehabilitation of deteriorating mechanical, plumbing, and electrical systems as well as significant interior and exterior repairs. The HIT worked with the project sponsor, Sherman Associates, to structure a creative $123 million financing package. The local building trades worked with the city, the community, the general contractor, and the HIT to make sure that local and minority hiring requirements were met. An estimated 880 union construction jobs were created on the rehabilitation.

Riverside Plaza is adjacent to recently constructed Five15 on the Park that was also financed by the HIT. Five15 on the Park is providing 259 apartments, half of which are affordable to low- and moderate -income families, in this now flourishing neighborhood.

12

SAINT PAUL



$28M HIT Investment	134 Housing Units
$42M TDC	190 Union Jobs

333 on the Park

Preserving History & Providing Quality Housing

The 333 on the Park project contributed to the effort to preserve historical buildings in the Lowertown district at the east end of the central business district, where many older buildings are being converted into multifamily, retail, and office space. The development is providing quality housing that is close to mass transit and within walking distance of many attractions so that people have better access to jobs, services and community amenities. The $42 million substantial rehabilitation converted an eight story office building constructed in 1913 into 134 apartments. The building is well-situated – located adjacent to Mears Park and the Metro Transit Green Line and two blocks from the Mississippi River and the Saint Paul Farmers Market. It is also within walking distance of sports venues and other recreational activities and is connected to the Saint Paul skyway system. The construction work at the project was expected to create an estimated 190 union construction jobs.



"This is a good example of investing union pension dollars to create construction jobs with healthcare and retirement benefits at the same time benefiting the community at large."

—**Don Mullin**, Executive Secretary, Saint Paul B.C.T.C.

"It's very important that we keep the economy moving and keep building buildings so that guys like me have a job to go to and we can keep feeding our families."

—**Josh Grietenhagen**, Sprinkler Fitters Local 41, Walkway Apartments

The Penfield



13

Impacts

$172M	HIT INVESTMENT
$337M	TOTAL DEVELOPMENT
4	PROJECTS
2,190	UNION CONSTRUCTION JOBS
2,140	OTHER COMMUNITY JOBS
778	HOUSING UNITS
$647M	TOTAL ECONOMIC IMPACT
$279M	TOTAL WAGES & BENEFITS
$151M	CONSTRUCTION WAGES & BENEFITS



SAN FRANCISCO

Arc Light Co.

Historic Building Meeting Housing Needs



$32M HIT Investment
$48M TDC
94 Housing Units
440 Union Jobs

By converting a historic building in the South Beach neighborhood into an innovative multifamily development, the Arc Light project provided much-needed in-town rental and affordable housing. The project helped revitalize the neighborhood and spur its transition from a largely industrial area to a resident and retail-oriented community. The construction created an estimated 440 on-site union jobs. Previously, the HIT had invested in the nearby One Embarcadero South.

Arc Light's innovative design combined an older brick structure with a new five-story concrete building on the site of the Arc Light Company Station building, which had previously been used for various industrial and commercial purposes. The building also includes a restaurant. With its many green features, Arc Light became San Francisco's first LEED gold-certified mid-rise residential project. It is conveniently located close to the financial district, Giants Stadium (AT&T Park), the Theater District, and the Embarcadero waterfront and includes electric car charging stations and bicycle parking. Twenty percent, or 19, of the 94 apartments are reserved for lower-income households.



"By supporting the HIT, investors can help finance projects that create hours of work and help strengthen their pension plans."

—**Michael Theriault**, Secretary - Treasurer, San Francisco B.C.T.C.



Potrero Launch

14

Rincon Green @ 333 Harrison

Transit-Oriented Housing Development



$70M HIT Investment
$105M TDC
326 Housing Units
730 Union Jobs

The construction of Rincon Green @ 333 Harrison was important to San Francisco's effort to develop downtown neighborhoods by providing rental housing for people at a variety of income levels. It brought critically-needed mixed-income housing to the Rincon Hill area at the eastern end of the city's large South of Market (SOMA) district, an area that has been undergoing considerable redevelopment. The project also exemplifies transit-oriented development with its location near San Francisco's Transbay Transit Center, which is being developed as a mass-transit hub for the region's public bus and rail systems. The project's developer is Emerald Fund, Inc., one of San Francisco's premier real estate development companies with expertise in bringing housing to neighborhoods with access to public transit.

The project provided 326 apartments, including 49 units affordable to residents earning no more than 30% of the area median income. The need for housing was so great that all of the units were leased within six months after opening in 2013. The design included such energy efficient features as a green roof and solar hot water system. The construction created an estimated 730 on-site union jobs.

101 Polk





"The Housing Investment Trust has provided significant benefits to our City: competitive pension fund returns, jobs and affordable housing."

—**Malia Cohen**, San Francisco Board of Supervisors, District 10





"101 Polk means a great deal to me. It means that I can provide for my family. And that I have a place to work every day until the project is done."

—**Jeremiah Garcia**, Operating Engineers, Local #261

15

Jobs Created by Trade TRADE JOBS HOURS Carpenters 4,321 8,702,200 Electrical Workers 3,581 7,211,800 Laborers 2,984 6,009,800 Plumbers 2,626 5,288,600 Painters 1,910 3,846,300 Other 1,790 3,605,900 Bricklayers (including tile setters) 1,623 3,269,300 Cement Masons 908 1,827,000 Operating Engineers 836 1,682,700 Roofers 811 1,634,700 Sheet Metal Workers 740 1,490,400 Ironworkers 716 1,442,400 Teamsters 358 721,200 Asbestos and insulation 310 625,000 Boilermakers 239 480,800 Elevator Constructors 119 240,400 Grand Total 23,872 48,078,500 Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. is and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.a_cio-hit.com.

KENMORE PLAZA APARTMENTS, CHICAGO, IL, 112 JOBS * LAKE VILLAGE EAST APARTMENTS, CHICAGO, IL, 72 JOBS * LAWNDALE TERRACE & PLAZA COURT APARTMENT, CHICAGO, IL, 144 JOBS * LIBERTY MEADOWS ESTATES, PHASE II, JOLIET, IL, 41 JOBS * MA GREEN HIGH PERFORMANCE COMPUTING CENTER, HOLYOKE, MA, 553 JOBS * MAC MAHON STUDENT CENTER, JERSEY CITY, NJ, 308 JOBS * MAYFIELD MANOR I, CANTON, OH, 100 JOBS * MONTCLARE SENIOR RESIDENCES @ AVALON PARK, PHASE II, CHICAGO, IL, 103 JOBS * NEW YORK PRESBYTERIAN HOSPITAL, MANHATTAN, NY, 418 JOBS * NYCHA BONDS: THE BAY VIEW, BROOKLYN, NY, 123 JOBS * NYCHA BONDS: THE BOULEVARD, BROOKLYN, NY, 25 JOBS * NYCHA BONDS: THE STAPLETON, STATEN ISLAND, NY, 59 JOBS * OLD COLONY PHASE 1, BOSTON, MA, 288 JOBS * OLD COLONY PHASE 2A, BOSTON, MA, 104 JOBS * OLD COLONY PHASE 2B, BOSTON, MA, 185 JOBS * PARK PACIFIC APARTMENTS, ST. LOUIS, MO, 753 JOBS * PARKWAY LAKESIDE APARTMENTS, O'FALLON, IL, 147 JOBS * PASEO VERDE, PHILADELPHIA, PA, 303 JOBS * PAUL G. STEWART I & II, CHICAGO, IL, 421 JOBS * PAUL G. STEWART APARTMENTS III, CHICAGO, IL, 143 JOBS * PENN SOUTH COOPERATIVE, MANHATTAN, NY, 990 JOBS * PENN SOUTH COOP (SUPPLEMENTAL), MANHATTAN, NY, 306 JOBS * PENN SOUTH COOP, MANHATTAN, NY, 235 JOBS * PORTNER FLATS, WASHINGTON, DC, 208 JOBS * POTRERO LAUNCH APARTMENTS, SAN FRANCISCO, CA, 575 JOBS * RANDOLPH TOWER APARTMENTS, CHICAGO, IL, 1,005 JOBS * REGENCY TOWER, NEW BEDFORD, MA, 205 JOBS * RINCON GREEN @ 333 HARRISON, SAN FRANCISCO, CA, 728 JOBS * RIVERSIDE PLAZA APARTMENTS, MINNEAPOLIS, MN, 882 JOBS * ROSWELL PARK CANCER INSTITUTE CLINICAL SCIENCE CENTER, BUFFALO, NY, 211 JOBS * SEWARD TOWERS EAST & WEST, MINNEAPOLIS, MN, 270 JOBS * SOLHEM APARTMENTS, MINNEAPOLIS, MN, 72 JOBS * SQUANTUM GARDENS, QUINCY, MA, 263 JOBS * ST. JOHN NEUMANN APARTMENTS, JENNINGS, MO, 40 JOBS * STOUT STREET HEALTH CENTER, DENVER, CO, 210 JOBS * THE DEMPSEY, MANHATTAN, NY, 139 JOBS * THE HEIGHTS AT MANHASSETT, RICHMOND HEIGHTS, MO, 264 JOBS * THE LAUREL, ST. LOUIS, MO, 1,341 JOBS * THE MODERNE, MILWAUKEE, WI, 391 JOBS * THE PENFIELD, ST. PAUL, MN, 319 JOBS * VICTORY CENTRE @ SOUTH CHICAGO, CHICAGO, IL, 82 JOBS * VILLAS AT CRYSTAL LAKE, SWANSEA, IL, 140 JOBS * WALKWAY UPTOWN APARTMENTS, MINNEAPOLIS, MN, 103 JOBS * WASHINGTON BEECH, BOSTON, MA, 129 JOBS * WEST SIDE FLATS APARTMENTS, ST. PAUL, MN, 159 JOBS * WESTMORELAND'S UNION MANOR, PORTLAND, OR, 293 JOBS * YORKDALE TERRACE TOWNHOMES, EDINA, MN, 116 JOBS * ZVAGO COOPERATIVE AT GLEN LAKE, MINNETONKA, MN, 83 JOBS

AFL-CIO Housing Investment Trust Richard Ravitch, Chairman Stephen Coyle, Chief Executive Officer National Office 2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 202.331.8055 Boston Ten Post Office Square, Suite 800 Boston, MA 02109 617.850.9071 New York 1270 Avenue of the Americas, Suite 210 New York, NY 10020 212.554.2750 San Francisco One Sansome Street, Suite 3500 San Francisco, CA 94104 415.433.3044 Southern California Office 155 North Lake Avenue, Suite 800 Pasadena, CA 91101 626.993.6676